EXHIBIT 99.3

AmerUs Group Co.

Financial Supplement
Fourth Quarter 2003

AmerUs Group Co.

Financial Highlights
($ in thousands, except for per share data)

	For The Three Months Ended		For the Year Ended
	December 31,		December 31,
Earnings:	2003	2002	2003	2002
Net Income	$40,811	$7,199	$161,147	$62,866
Adjustments for:
Realized (gains) losses on open block investments	(1,221)	29,986	(20,941)	66,386
Net amortization of DAC and VOBA due to open block gains or losses	(499)	(3,994)	5,989	(10,869)
Net effect of accounting differences from SFAS 133	(5,165)	(2,769)	(8,553)	14,638
Demutualization costs	—	—	—	1,186
Restructuring costs	3,767	6,581	14,989	13,225
Other income from non-insurance operations	(312)	(336)	(742)	(814)
Reinsurance adjustments	—	—	(2,505)	—
Income from discontinued operations	(247)	(617)	(1,815)	(2,084)
Cumulative effect of change in accounting	1,296	—	1,296	—

Adjusted Net Operating Income (1)	$38,430	$36,050	$148,865	$144,534

Basic Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$0.98	$0.93	$3.80	$3.62
Net Income per Share	$1.04	$0.18	$4.11	$1.57
Weighted Average Shares Outstanding	39,268	38,919	39,176	39,972
Diluted Earnings Per Share:
Adjusted Net Operating Income per Share (2)	$0.96	$0.92	$3.76	$3.58
Net Income per Share	$1.02	$0.18	$4.07	$1.56
Weighted Average Shares Outstanding	40,133	39,169	39,618	40,398

Capitalization:	12/31/2003	12/31/2002
Bank Borrowings	$27,000	$113,000
Senior Notes	125,000	125,000
PRIDES	143,750	—
OCEANs	187,723	186,233
Surplus Note	25,000	25,000
Other Borrowings	36,873	13,871

Total Notes Payable	545,346	463,104
Capital Securities — AmerUs Capital I	50,755	48,095
Capital Securities — AmerUs Capital II	0	154

Total Debt	596,101	511,353
Stockholders’ Equity (excluding AOCI) (5)	1,325,292	1,174,426

Total Capitalization (excluding AOCI) (5)	$1,921,393	$1,685,779

AOCI — unrealized Gains / (Losses)	87,765	88,522

Total Capitalization (including AOCI)	$2,009,158	$1,774,301

Book Value per Share (3):
including AOCI	$36.05	$32.37
excluding AOCI	$33.81	$30.10
Debt-to-Capital Ratio (4):
Standard & Poor’s	16.02%	16.42%
Moody’s	24.84%	27.57%

(1)	The Company views Adjusted Net Operating Income, a non-GAAP financial measure, as an important indicator of financial performance. When presented with net income, the combined presentation can enhance an investor’s understanding of AmerUs Group’s underlying profitability and normalized results from operations. Non-GAAP measures are also used for goal setting, determining employee and management compensation and evaluating our performance on a comparable basis to that used by security analysts.

(2)	Adjusted Net Operating Income per Share is a non-GAAP financial measure which is derived from Adjusted Net Operating Income in the same manner that Net Income per Share is derived from Net Income. Management uses this measure for the reasons and purposes detailed in footnote (1) above.

(3)	Common shares outstanding at 12/31/2003 and 12/31/2002 were 39,194,602 and 39,011,578, respectively.

(4)	Debt-to-Capital Ratio excludes AOCI. For Standard & Poor’s, the OCEANs, PRIDES, AmerUs Capital I and AmerUs Capital II are treated as 100% equity, except to the extent the sum of these securities exceeds 15% of total capitalization. The amount in excess of 15% of capitalization was $94,019 and none as of December 31, 2003 and 2002, respectively. For Moody’s, AmerUs Capital I and AmerUs Capital II are treated as 100% debt, the OCEANs are treated as 75% debt and 25% equity, and the PRIDES are treated as 50% debt and 50% equity.

(5)	Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available for sale investment securities which fluctuate with market conditions.

AmerUs Group Co.

Consolidated Income Statement

($ in thousands)

	For The Three Months Ended		For the Year Ended
	December 31,		December 31,
	2003	2002	2003	2002
Revenues:
Insurance premiums	$71,593	$88,040	$297,188	$351,300
Product charges	45,186	33,383	181,354	144,494
Net investment income	250,816	252,858	1,001,914	1,001,257
Realized/unrealized gains (losses) on investments	55,926	(27,345)	131,291	(149,919)
Other income:
Income from Independent Marketing Organizations	13,006	12,420	50,214	48,642
Other	4,832	4,969	18,084	19,871

Total Revenue	441,359	364,325	1,680,045	1,415,645
Benefits and Expenses:
Policyowner benefits — traditional life	83,820	81,724	297,522	328,936
Policyowner benefits — SFAS 97 products	183,191	146,519	642,636	542,956
Underwriting, acquisition and other expenses:
Operating expenses	30,849	30,430	115,666	127,722
Expenses from Independent Marketing Organizations	10,086	9,561	39,802	34,545
Demutualization costs	—	—	—	1,186
Restructuring costs	5,879	10,445	23,294	21,225
Amortization — DAC/VOBA	42,128	41,214	177,083	154,567
Amortization — DAC/VOBA realized gains / (losses)	3,457	(5,100)	16,257	(15,002)

Total underwriting, acquisition and other expenses	92,399	86,550	372,102	324,243
Interest expense:
Interest on bank debt	24	789	1,586	2,420
Interest on Senior Notes	2,172	2,172	8,687	8,688
Interest on Capital Securities (AmerUs Capital I)	1,064	1,065	4,256	4,717
Interest on Capital Securities (AmerUs Capital II)	—	3	7	12
Interest on PRIDES	1,998	—	4,728	—
Interest on OCEANs	1,839	1,836	7,354	6,120
Interest on Surplus Note	541	541	2,165	2,165
Interest on other borrowings	279	303	1,371	1,365

Total interest expense	7,917	6,709	30,154	25,487
Dividends to policyowners	12,063	32,866	98,393	104,866

Income before income tax expense	61,969	9,957	239,238	89,157
Income tax (expense)	(20,109)	(3,375)	(78,610)	(28,375)
Income from discontinued operations, net of tax	247	617	1,815	2,084
Cumulative effect of change in accounting, net of tax	(1,296)	—	(1,296)	—

Net income	$40,811	$7,199	$161,147	$62,866

Weighted Average Common Shares Outstanding:
Basic	39,268,068	38,919,178	39,175,924	39,972,328
Diluted	40,133,053	39,168,989	39,618,217	40,398,378

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended December 31, 2003
	Protection	Accumulation	Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$71,394	$391	$(192)	$71,593
Product charges	33,302	11,884	—	45,186
Net investment income	80,668	167,930	2,218	250,816
Realized gains (losses) on closed block investments	(1,932)	—	—	(1,932)
Other income	1,141	15,887	288	17,316

	184,573	196,092	2,314	382,979
Benefits and expenses:
Policyowner benefits	108,157	114,866	188	223,211
Underwriting, acquisition, and other expenses	16,818	16,974	7,143	40,935
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $3,457	14,790	27,338	—	42,128
Dividends to policyowners	12,063	—	—	12,063

	151,828	159,178	7,331	318,337

Segment pre-tax operating income	$32,745	$36,914	$(5,017)	64,642

Realized gains (losses) on open block investments				1,888
Unrealized gains (losses) on open block options and trading investments				55,970
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				(43,214)
Cash flow hedge amortization				(586)
Amortization of DAC and VOBA due to open block gains and losses				(3,457)
Restructuring costs				(5,879)
Other income from non-insurance operations				522

Income from continuing operations				69,886
Interest (expense)				(7,917)
Income tax (expense)				(20,109)
Income from discontinued operations, net of tax				247
Cumulative effect of change in accounting, net of tax				(1,296)

Net income				$40,811

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For The Three Months Ended December 31, 2002
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$85,172	$2,936	$(68)	$88,040
Product charges	23,318	10,065	—	33,383
Net investment income	87,067	164,183	1,608	252,858
Realized gains (losses) on closed block investments	(520)	—	—	(520)
Other income	1,013	15,458	350	16,821

	196,050	192,642	1,890	390,582
Benefits and expenses:
Policyowner benefits	92,382	120,940	878	214,200
Underwriting, acquisition, and other expenses	17,317	19,774	2,900	39,991
Amortization of DAC and VOBA, net of open block gain/loss adjustment of ($5,100)	19,142	22,072	—	41,214
Dividends to policyowners	32,866	—	—	32,866

	161,707	162,786	3,778	328,271

Segment pre-tax operating income	$34,343	$29,856	$(1,888)	62,311

Realized gains (losses) on open block investments				(46,171)
Unrealized gains (losses) on open block options and trading investments				19,346
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				(12,351)
Cash flow hedge amortization				(1,692)
Amortization of DAC and VOBA due to open block gains and losses				5,100
Restructuring costs				(10,445)
Other income from non-insurance operations				568

Income from continuing operations				16,666
Interest (expense)				(6,709)
Income tax (expense)				(3,375)
Income from discontinued operations, net of tax				617

Net income				$7,199

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For the Year Ended December 31, 2003
	Protection	Accumulation		Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$290,707	$4,114	$787	$295,608
Product charges	138,215	43,139	—	181,354
Net investment income	321,532	672,141	8,241	1,001,914
Realized gains (losses) on closed block investments	9,326	—	—	9,326
Other income	4,224	61,849	988	67,061

	764,004	781,243	10,016	1,555,263
Benefits and expenses:
Policyowner benefits	387,068	478,256	(626)	864,698
Underwriting, acquisition, and other expenses	76,042	69,225	18,367	163,634
Amortization of DAC and VOBA, net of open block gain/loss adjustment of $16,257	74,211	102,872	—	177,083
Dividends to policyowners	98,393	—	—	98,393

	635,714	650,353	17,741	1,303,808

Segment pre-tax operating income	$128,290	$130,890	$(7,725)	251,455

Realized gains (losses) on open block investments				32,196
Unrealized gains (losses) on open block options and trading investments				89,769
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				(65,741)
Cash flow hedge amortization				(3,827)
Amortization of DAC and VOBA due to open block gains and losses				(16,257)
Reinsurance adjustments				3,854
Restructuring costs				(23,294)
Other income from non-insurance operations				1,237

Income from continuing operations				269,392
Interest (expense)				(30,154)
Income tax (expense)				(78,610)
Income from discontinued operations, net of tax				1,815
Cumulative effect of change in accounting, net of tax				(1,296)

Net income				$161,147

AmerUs Group Co.

Operating Segment Income

($ in thousands)

For the Year Ended December 31, 2002
	Protection	Accumulation	Total
	Products	Products	All Other	Consolidated
Revenues:
Insurance premiums	$341,602	$8,702	$996	$351,300
Product charges	103,145	41,349	—	144,494
Net investment income	335,111	660,470	5,676	1,001,257
Realized gains (losses) on closed block investments	(2,400)	—	—	(2,400)
Other income	4,026	60,420	2,675	67,121

	781,484	770,941	9,347	1,561,772
Benefits and expenses:
Policyowner benefits	403,293	490,401	2,606	896,300
Underwriting, acquisition, and other expenses	80,319	68,585	13,363	162,267
Amortization of DAC and VOBA, net of open block gain/loss of ($15,002)	63,267	91,300	—	154,567
Dividends to policyowners	104,866	—	—	104,866

	651,745	650,286	15,969	1,318,000

Segment pre-tax operating income	$129,739	$120,655	$(6,622)	243,772

Realized gains (losses) on open block investments				(102,310)
Unrealized gains (losses) on open block options and trading investments				(45,209)
Change in option value of equity-indexed products and market value adjustments on total return strategy annuities				28,759
Cash flow hedge amortization				(4,351)
Amortization of DAC and VOBA due to open block gains and losses				15,002
Demutualization costs				(1,186)
Restructuring costs				(21,225)
Other income from non-insurance operations				1,392

Income from continuing operations				114,644
Interest (expense)				(25,487)
Income tax (expense)				(28,375)
Income from discontinued operations, net of tax				2,084

Net income				$62,866

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	December 31,	December 31,
ASSETS:	2003	2002

Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$13,944,961	$13,328,902
Equity securities	74,890	63,345
Short-term investments	28,556	32,318
Securities held for trading purposes:
Fixed maturity securities	2,089,502	1,843,868
Equity securities	1,652	—
Short-term investments	591	—
Mortgage loans	968,572	883,034
Real estate	33	476
Policy loans	494,646	496,753
Other investments	339,436	283,794

Total investments	17,942,839	16,932,490
Cash and cash equivalents	274,150	102,612
Accrued investment income	205,492	185,660
Premiums, fees and other receivables	42,761	13,082
Reinsurance receivables	663,452	865,930
Deferred policy acquisition costs	1,120,130	884,239
Value of business acquired	419,582	454,159
Goodwill	224,075	218,995
Property and equipment	48,849	74,188
Other assets	311,331	296,994
Separate account assets	261,657	235,913
Assets of discontinued operations	27,950	29,403

Total Assets	$21,542,268	$20,293,665

AmerUs Group Co.

Consolidated Balance Sheets

($ in thousands)

	December 31,	December 31,
LIABILITIES:	2003	2002

Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$16,994,255	$16,244,016
Policyowner funds	1,306,160	1,335,144

Sub-total	18,300,415	17,579,160
Accrued expenses and other liabilities	438,622	261,147
Dividends payable to policyowners	321,233	303,062
Policy and contract claims	58,880	39,569
Income taxes payable	65,202	61,325
Deferred income taxes	67,680	16,499
Notes payable:
Bank debt	27,000	113,000
Senior notes	125,000	125,000
PRIDES	143,750	—
OCEANs	187,723	186,233
Surplus note	25,000	25,000
AmerUs Capital I	50,755	48,095
AmerUs Capital II	—	154
Other borrowings	36,873	13,871
Separate account liabilities	261,657	235,913
Liabilities of discontinued operations	19,421	22,689

Total Liabilities	20,129,211	19,030,717
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—
Common Stock, no par value, 230,000,000 shares authorized;	43,839	43,656
43,839,304 shares issued and 39,194,602 shares outstanding in 2003; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002 Additional paid-in capital	1,184,300	1,179,646
Accumulated other comprehensive income (loss)	87,765	88,522
Unearned compensation	(1,361)	(458)
Unallocated ESOP shares	—	(1,443)
Retained earnings	255,006	109,517
Treasury stock, at cost (4,644,702 shares in 2003 and 2002)	(156,492)	(156,492)

Total Stockholders’ Equity	1,413,057	1,262,948

Total Liabilities and Stockholders’ Equity	$21,542,268	$20,293,665

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

December 31, 2003

		AOCI	Without
ASSETS:	GAAP	Adjustment	AOCI Adjustments (1)

Investments:
Securities available-for-sale at fair value:
Fixed maturity securities	$13,944,961	$(470,059)	$13,474,902
Equity securities	74,890	(2,094)	72,796
Short-term investments	28,556	(674)	27,882
Securities held for trading purposes:
Fixed maturity securities	2,089,502	—	2,089,502
Equity securities	1,652	—	1,652
Short-term investments	591	—	591
Mortgage loans	968,572	—	968,572
Real estate	33	—	33
Policy loans	494,646	—	494,646
Other investments	339,436	(497)	338,939

Total invested assets	17,942,839	(473,324)	17,469,515
Cash and cash equivalents	274,150	—	274,150
Accrued investment income	205,492	—	205,492
Premiums, fees and other receivables	42,761	—	42,761
Reinsurance receivables	663,452	—	663,452
Deferred policy acquisition costs	1,120,130	135,858	1,255,988
Value of business acquired	419,582	87,263	506,845
Goodwill	224,075	—	224,075
Property and equipment	48,849	—	48,849
Other assets	311,331	—	311,331
Separate account assets	261,657	—	261,657
Assets of discontinued operations	27,950	—	27,950

Total Assets	$21,542,268	$(250,203)	$21,292,065

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Consolidated Balance Sheet

($ in thousands)

December 31, 2003

		AOCI	Without
LIABILITIES:	GAAP	Adjustment	AOCI Adjustment (1)

Policyowner reserves and policyowner funds:
Future life and annuity policy benefits	$16,994,255	$—	$16,994,255
Policyowner funds	1,306,160	(1,109)	1,305,051

	18,300,415	(1,109)	18,299,306
Accrued expenses and other liabilities	438,622	(5,475)	433,147
Dividends payable to policyowners	321,233	(108,860)	212,373
Policy and contract claims	58,880	—	58,880
Income taxes payable	65,202	—	65,202
Deferred income taxes	67,680	(46,994)	20,686
Debt:
Bank debt	27,000	—	27,000
Senior notes	125,000	—	125,000
PRIDES	143,750	—	143,750
OCEANs	187,723	—	187,723
Surplus note	25,000	—	25,000
AmerUs Capital I	50,755	—	50,755
Other borrowings	36,873	—	36,873
Separate Account liabilities	261,657	—	261,657
Liabilities of discontinued operations	19,421	—	19,421

Total Liabilities	20,129,211	(162,438)	19,966,773
STOCKHOLDERS’ EQUITY:
Preferred Stock, no par value, 20,000,000 shares authorized, none issued	—	—	—
Common Stock, no par value, 230,000,000 shares	43,839	—	43,839
authorized; 43,839,304 shares issued and 39,194,602 shares outstanding in 2003; 43,656,280 shares issued and 39,011,578 shares outstanding in 2002
Additional paid-in capital	1,184,300	—	1,184,300
Accumulated other comprehensive income (loss)	87,765	(87,765)	—
Unearned compensation	(1,361)	—	(1,361)
Unallocated ESOP shares	—	—	—
Retained earnings	255,006	—	255,006
Treasury stock, at cost (4,644,702 shares in 2003	(156,492)	—	(156,492)
and 2002)

Total Stockholders’ Equity	1,413,057	(87,765)	1,325,292

Total Liabilities and Stockholders’ Equity	$21,542,268	$(250,203)	$21,292,065

(1)	This column represents the Company’s assets exclusive of accumulated other comprehensive income (AOCI) adjustments and is a non-GAAP financial measure. The comparable GAAP numbers are presented in the first column. The non-GAAP presentation is used to assist investors and analysts in identifying market value related adjustments related to AOCI.

AmerUs Group Co.

Product Mix

($ in thousands)

	For The Three Months Ended		For the Year Ended
	December 31,		December 31,
Protection Products Repetitive Premiums (1):	2003	2002	2003	2002
Whole Life	$8	$508	$236	$4,236
Interest-Sensitive Whole Life	2,733	5,709	19,691	30,622
Term Life	3,827	3,629	14,588	16,390
Universal Life	8,545	7,931	32,476	32,570
Equity-Indexed Life	14,968	15,806	51,644	45,843

Sub-total	30,081	33,583	118,635	129,661
Term Life from Private Label Sales (2)	25	2,255	4,206	8,970

Total Repetitive Premiums	$30,106	$35,838	$122,841	$138,631

Accumulation Deposits (1):
Annuity Premiums:
Deferred Fixed Annuity:
Traditional Annuity	$95,392	$317,624	$443,220	$1,099,872
Equity-Indexed Annuity	318,334	195,991	1,311,409	683,819
Variable Annuity	684	188	3,254	6,230
Funding Agreements	—	125,000	—	875,000

Total Accumulation Deposits	$414,410	$638,803	$1,757,883	$2,664,921

(1)	Sales and deposits for an insurance company are a non-GAAP financial measure. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales as well as current period sales and therefore, a reconciliation of sales and deposits to revenues would not be meaningful or determinable.

(2)	Represents the Company’s share of private label sales.

AmerUs Group Co.

Sources of Business

($ in thousands)

	For The Three Months Ended		For the Year Ended
	December 31,		December 31,
Protection Products Repetitive Premiums (1):	2003	2002	2003	2002
Preferred Producer (Career)	$7,948	$6,290	$26,691	$24,098
Personal producing general agent (PPGA)	14,376	14,758	57,774	61,416
Bank Distribution	18	45	100	510
Independent Agent Force (2)	7,739	12,490	34,070	43,637

Total Repetitive Premium	30,081	33,583	118,635	129,661
Private Label Distribution (3)	25	2,255	4,206	8,970

Total Repetitive Premiums	$30,106	$35,838	$122,841	$138,631

Accumulation Deposits (1):
Preferred Producer (Career)	$31,479	$31,687	$157,233	$124,560
Personal Producing General Agent (PPGA)	6,997	7,734	34,618	28,402
Bank Distribution	4,724	18,621	28,959	69,321
Independent Agent Force (2)	371,210	455,761	1,537,073	1,567,638
Funding Agreements	—	125,000	—	875,000

Total Accumulation Deposits	$414,410	$638,803	$1,757,883	$2,664,921

(1)	Sales and deposits for an insurance company are a non-GAAP financial measure. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation. Sales and deposits are presented in accordance with industry practice and represent the amount of new business sold during the period. We believe sales are a measure of the productivity of our distribution networks. Sales and deposits are also a leading indicator of future revenue trends. However, revenues are driven by prior period sales as well as current period sales and therefore, a reconciliation of sales and deposits to revenues would not be meaningful or determinable.

(2)	Independent agent premiums through brokerages are included with all other independent agent premiums.

(3)	Represents the Company’s share of private label sales.

AmerUs Group Co.
Policyowner Liability Characteristics

($ in thousands)

December 31, 2003

	Fixed	Equity-Indexed	Equity-Indexed	Equity-Indexed
	Annuities	Annuities	FAS 133	Annuities
	Account Value	Account Value(4)	Adjustment	GAAP Reserves

FIXED DEFERRED ANNUITY SURRENDER CHARGE %s:
Accrual Adjustment	$—	$86,695	$(1,058)	$85,637
Market Value Adjustment	220,983	535,987	(545)	535,442
No surrender charge	1,538,306	46,121	2,122	48,243
1 percent	97,905	11,195	(37)	11,158
2 percent	178,102	40,500	3,319	43,819
3 percent	148,662	49,691	3,088	52,779
4 percent	255,681	132,055	9,686	141,741
5 percent	724,119	478,295	36,933	515,228
6 percent	859,207	563,256	42,657	605,913
7 percent	478,764	139,919	8,310	148,229
8 percent	484,605	230,061	10,217	240,278
9 percent	543,958	246,574	6,184	252,758
10 percent or greater	1,454,688	1,712,474	46,137	1,758,611

Total	$6,984,980	$4,272,823	$167,013	$4,439,836

FIXED ANNUITY-INTEREST GUARANTEE PERIOD:
Monthly guarantee	$254,970	$—	$—	$—
Quarterly	—	—	—	—
1 Year	5,434,622	—	—	—
Multi-year	1,249,451	—	—	—
Bailout	45,937	—	—	—
Cumulative floor (1)	—	4,272,823	167,013	4,439,836

Total	$6,984,980	$4,272,823	$167,013	$4,439,836

FIXED ANNUITY-ULTIMATE MINIMUM GUARANTEE RATE:
2 percent	$133,270	$—	$—	$—
3 percent	3,219,373	—	—	—
3.25 percent	570,556	—	—	—
3.50 percent	762,527	—	—	—
4 percent	2,241,236	—	—	—
4.5 percent	29,966	—	—	—
5 percent	27,449	—	—	—
Greater than 5 percent	603	—	—	—
Cumulative floor (1)	—	4,272,823	167,013	4,439,836

Total	$6,984,980	$4,272,823	$167,103	$4,439,836

CREDITED RATE VS. MINIMUM GUARANTEED RATE DIFFERENTIAL (2) (3):
No Differential	$4,984,109	$—	$—	$—
0.0% - 0.5%	272,144	—	—	—
0.5% - 1.0%	127,972	—	—	—
1.0% - 1.5%	227,678	—	—	—
1.5% - 2.0%	159,979	—	—	—
2.0% - 2.5%	214,091	—	—	—
2.5% - 3.0%	71,160	—	—	—
Greater Than 3.0%	927,847	—	—	—
Cumulative floor (1)	—	4,272,823	167,013	4,439,836

Total	$6,984,980	$4,272,823	$167,013	$4,439,836

(1)	Equity-indexed products provide guarantees based on a cumulative floor over the term of the product.

(2)	Recent issues may contain bonus interest rates ranging from 0.5% to 2.5%.

(3)	Includes products with multi-year interest rate guarantees for which the credited rate cannot be decreased until the end of the multi-year period. At the end of the multi-year guarantee period, we will have the ability to lower the crediting rate to the minimum guaranteed rate by an average decrease of approximately 275 basis points.

(4)	Account value is a non-GAAP financial measure for equity-indexed products. For GAAP, equity-indexed product liabilities are to be stated at fair value in accordance with FAS 133. The comparable GAAP measure is presented in the last column and the difference is the FAS 133 adjustment in the third column. The non-GAAP measure presentation is used by management to analyze potential future surrender charge income.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	December 31, 2003		December 31, 2002
Portfolio Composition:	Amortized Cost	Market Value	Amortized Cost	Market Value
Cash and cash equivalents	$274,150	$274,150	$102,612	$102,612
Securities available-for-sale:
Investment grade bonds	12,440,984	12,860,809	11,723,143	12,281,186
Non-investment grade bonds	1,033,917	1,084,152	1,144,569	1,047,716
Equity securities	72,796	74,890	62,602	63,345
Short-term investments	27,882	28,556	32,050	32,318
Securities held for trading:
Investment grade bonds	1,929,802	1,929,802	1,737,315	1,737,315
Non-investment grade bonds	159,700	159,700	106,553	106,553
Equity securities	1,652	1,652	—	—
Short-term investments	591	591	—	—
Loans	968,572	968,572	883,034	883,034
Real estate	33	33	476	476
Policy loans	494,646	494,646	496,753	496,753
Other invested assets	338,902	339,436	283,485	283,794

Total	$17,743,627	$18,216,989	$16,572,592	$17,035,102

Investment Portfolio Data (1):	December 31, 2003	December 31, 2002
Average NAIC Rating	1.48	1.49
Average Maturity	7.63	6.86
Effective Duration	5.42	4.56
GAAP Effective Book Yield — Fixed Income	5.61	6.04

Mortgage Loans:	December 31, 2003	December 31, 2002
Carrying Value	968,572	883,034
Percent of Total Invested Assets (Market)	5.32%	5.18%
Problem Loans	6,704	5,184
Percent of Mortgage Loans (Market)	0.69%	0.59%
Restructured Loans	1,186	3,481
Percentage of Mortgage Loans (Market)	0.12%	0.39%

	December 31, 2003		December 31, 2002
High Yield Securities (at Market Value):	% of Asset Class	% of Bond Portfolio	% of Asset Class	% of Bond Portfolio
NAIC 3	64.41%	5.00%	62.51%	4.76%
NAIC 4	30.80%	2.39%	26.45%	2.01%
NAIC 5	3.73%	0.29%	6.08%	0.46%
NAIC 6	1.06%	0.08%	4.96%	0.38%

Total	100.00%	7.76%	100.00%	7.61%

(1)	Investment portfolio data reflects fixed maturity securities managed by AmerUs Capital Management.

AmerUs Group Co.

Investment Summary

(Including Closed Block)

($ in thousands)

	December 31, 2003		December 31, 2002
Fixed Maturity Securities by Category:	Market Value	% of Total	Market Value	% of Total
Government	$742,209	4.6%	$1,269,921	8.4%
Corporate	11,721,822	73.1%	9,920,468	65.4%
Mortgage-Backed (MBS)	2,014,701	12.6%	2,391,252	15.7%
Commercial Mortgage-Backed (CMBS)	977,126	6.1%	682,263	4.5%
Asset-Backed (ABS)	462,259	2.9%	777,622	5.1%
Redeemable Preferred Stock	116,346	0.7%	131,244	0.9%

	$16,034,463	100.0%	$15,172,770	100.0%

Private Placements (included above)	1,940,299	12.1%	1,599,168	10.5%

	December 31, 2003		December 31, 2002
Fixed Maturity Securities by Quality:	Market Value	% of Rated	Market Value	% of Rated
AAA	4,454,444	27.8%	5,251,700	34.6%
AA	947,702	5.9%	1,016,919	6.7%
A	4,531,333	28.3%	3,712,968	24.5%
BBB	4,225,844	26.3%	3,516,283	23.2%
BB	684,444	4.3%	643,572	4.2%
B and below	345,715	2.1%	340,639	2.2%

Sub-total	15,189,482	94.7%	14,482,081	95.4%
Not Rated by S&P (average “A” by others)	844,981	5.3%	690,689	4.6%

Total	$16,034,463	100.0%	$15,172,770	100.0%

	December 31, 2003		December 31, 2002
Fixed Maturity Securities by Industry Sector:	Market Value	% of Total	Market Value	% of Total
Basic Industry	755,957	4.7%	533,269	3.5%
Capital Goods	864,989	5.4%	671,862	4.4%
Communications	1,124,744	7.0%	878,403	5.8%
Consumer Cyclical	981,486	6.1%	845,072	5.6%
Consumer Non Cyclical	1,701,752	10.6%	1,562,632	10.3%
Energy	965,482	6.0%	957,863	6.3%
Technology	245,727	1.5%	267,780	1.8%
Transportation	462,694	2.9%	469,124	3.1%
Industrial Other	154,507	1.0%	92,824	0.6%
Utilities	1,547,975	9.7%	1,235,189	8.1%
Financial Institutions	2,427,920	15.2%	1,864,481	12.3%
Sub-total	11,233,233	70.1%	9,378,499	61.8%

Other (1)	4,801,230	29.9%	5,794,271	38.2%

Total	$16,034,463	100.0%	$15,172,770	100.0%

(1)	Includes government, asset-backed securities, mortgage-backed securities, and collateralized mortgage-backed securities

	December 31, 2003		December 31, 2002
Mortgage Backed Securities:	Amortized Cost	Market Value	Amortized Cost	Market Value
Planned Amortization Class (PACs)	479,145	485,320	545,657	568,685
Targeted Amortization Class (TACs)	—	—	1,160	1,177
Sequential Pay	94,875	95,655	213,306	217,197
Subordinated	1,326	1,333	14,180	14,566
Adjustable Rate Mortgages (ARMs)	23,144	23,505	13,303	13,419
Pass-thru	1,396,026	1,408,836	1,510,603	1,557,267
Z bonds	53	52	18,933	18,941

Total	$1,994,569	$2,014,701	$2,317,142	$2,391,252

AmerUs Group Co.

Closed Block

($ in thousands)

	December 31,	December 31,
	2003	2002
LIABILITIES:
Future life and annuity policy benefits	$2,845,365	$2,840,041
Policyowner funds	9,232	4,400
Accrued expenses and other liabilities	44,473	44,295
Dividends payable to policyowners	173,703	147,177
Policy and contract claims	22,694	10,390
Policyowner dividend obligation	134,386	118,623

Total Liabilities	3,229,853	3,164,926

ASSETS:
Securities available-for-sale at fair value:
Fixed maturity securities	2,027,177	1,970,659
Mortgage loans	80,170	90,872
Policy loans	346,823	354,784
Other investments	—	1,047
Cash and cash equivalents	3,492	6,178
Accrued investment income	32,629	30,726
Premiums, fees and other receivables	55,134	16,999
Other assets	17	23,917

Total Assets	2,545,442	2,495,182

Maximum future earnings to be recognized from assets and liabilities of the Closed Blocks	$684,411	$669,744

	For The Three Months Ended		For the Year Ended
	December 31,		December 31,
	2003	2002	2003	2002
REVENUES AND EXPENSES:
Insurance premiums	$51,114	$69,929	$211,966	$265,586
Product charges	2,006	1,809	9,789	8,750
Net investment income	37,103	40,636	151,769	157,928
Realized/unrealized gains (losses) on investments	(1,933)	(520)	9,326	(2,400)
Policyowner benefits	(67,926)	(69,971)	(251,872)	(284,821)
Underwriting, acquisition and other expenses	(1,125)	(1,139)	(4,114)	(4,843)
Dividends to policyowners	(9,777)	(30,006)	(87,388)	(95,443)

Contribution from the Closed Block before income taxes	$9,462	$10,738	$39,476	$44,757

AmerUs Group Co.
Annuity Segment Spread

($ in thousands)

ANNUITY SEGMENT SPREADS LTM:

	December 31,	December 31,
	2003	2002

Asset earned rate	5.91%	6.58%
Liability credited rate (1)	3.82%	4.46%

Product spread	2.09%	2.12%

COMPONENTS OF ANNUITY SEGMENT SPREAD CALCULATION (2):

	December 31, 2003

		FAS 133
	GAAP	Adjustment (1)	Non-GAAP

Investment income (3)	$561,804		$561,804
Average invested assets	$9,501,750		$9,501,750

Asset earned rate	5.91%		5.91%

Annuity segment benefit expense	$369,209		$369,209
Average annuity segment liabilities (1)	$9,742,841	$(88,958)	$9,653,883

Liability credited rate	3.79%		3.82%

Product spread	2.12%		2.09%

	December 31, 2002

		FAS 133
	GAAP	Adjustment (1)	Non-GAAP

Investment income (3)	$552,871		$552,871
Average invested assets	$8,404,894		$8,404,894

Asset earned rate	6.58%		6.58%

Annuity segment benefit expense	$381,089		$381,089
Average annuity segment liabilities (1)	$8,612,909	$(58,718)	$8,554,191

Liability credited rate	4.43%		4.46%

Product spread	2.15%		2.12%

(1)	The liability credited rate is calculated using the annuity liability account value as the denominator for all annuity product types. The annuity liability account value is a non-GAAP financial measure for equity-indexed annuity products. For GAAP, equity-indexed product liabilities are to be stated at fair value in accordance with FAS 133. The comparable GAAP measure is presented in the “Components of Annuity Segment Spread Calculation” section on this page. The non-GAAP measure presentation is used by management to measure the liability credited rate exclusive of the fair value adjustments that will fluctuate from period to period depending on the prevailing interest rate and economic environment.

(2)	The annuity segment spread calculation includes fixed annuity and equity-indexed annuity products only. IL Annuity products, which we are no longer selling, and funding agreements are excluded from the calculation.

(3)	Excludes surrender charge income.

AmerUs Group Co.

Additional Information

($ in thousands)

	December 31,	December 31,
LIFE INSURANCE IN FORCE (FACE AMOUNT) (1):	2003	2002
Traditional Life	$57,474,000	$56,883,000
Universal Life	20,529,000	19,095,000
Equity-Indexed Life	6,878,000	4,574,000

Total Life Insurance In Force	$84,881,000	$80,552,000

RESERVES (GAAP) (including Closed Block):
Traditional Life	$3,465,853	$3,236,223
Universal Life	1,517,227	1,425,746
Equity-Indexed Life	224,874	126,821

Total Life Insurance Reserves	5,207,954	4,788,790
Deferred Fixed Annuity	7,257,387	7,579,869
Equity-Indexed Annuity	4,439,836	3,724,598

Total Annuity Reserves	11,697,223	11,304,467
Total Reserves	$16,905,177	$16,093,257

NUMBER OF PRODUCERS:
Career Agents (including managing general agents)	1,225	1,247
Personal Producing General Agents	4,762	4,796
Independent Agents (2)	23,356	33,961
Wholesale Broker / Dealer — AMAL Corp. Joint Venture & IL Annuity	707	919
Registered Representatives — AMAL Corp. Joint Venture & IL Annuity	17,581	19,247

Total Producers	47,631	60,170

	December 31,	December 31,
	2003	2002
LIFE INSURANCE LAPSE RATE — LTM	6.5%	7.3%
ANNUITY WITHDRAWAL RATES — LTM
With Internal Replacements	10.0%	11.0%
Without Internal Replacements	9.5%	10.6%

(1)	Life insurance in force is a Non-GAAP financial measure utilized by investors, analysts and the Company to assess the Company’s position in the industry. We do not believe there is a comparable GAAP financial measure and as a result, have not provided a reconciliation.

(2)	The decrease in the number of independent agents reflects the discontinuance of new sales at IL Annuity.

AmerUs Group Co.

Additional Information

($ in thousands)

DAC / VOBA ROLLFORWARD:	DAC	VOBA
Beginning Balance — December 31, 2002	$884,239	$454,159
Capitalization	391,583	9,218
Amortization	(119,040)	(74,300)
FAS 115 Adjustment	(36,652)	30,505

Ending Balance — December 31, 2003	$1,120,130	$419,582

CONTRIBUTION FROM THE CLOSED BLOCK	2003	2004
First Quarter	$10,282	$9,592
Second Quarter	10,003	9,325
Third Quarter	9,729	9,066
Fourth Quarter	9,462	8,812

Total	$39,476	$36,795

NOTE: The above table sets forth the actuarial calculation of the expected contribution from the Closed Block. The actual contribution from the Closed Block may vary from the amounts illustrated here due to differences between actual mortality results, investment results and other factors as compared to the expected results for these items used in the actuarial calculation.

AmerUs Group Co.

Income Tax Rate Reconciliation

	For the Year Ended
	December 31,
	2003	2002
Corporate federal income tax rate	35.00%	35.00%
Net benefit of tax credits	—	(0.20)%
Demutualization costs	—	0.55%
Dividend received deduction	(0.80)%	(0.43)%
Non-deductible meals, entertainment & dues	0.45%	1.34%
Tax exempt income	(2.14)%	(5.58)%
State taxes on non-life operations	0.40%	1.34%
Other items, net	(0.05)%	(0.19)%

Effective tax rate	32.86%	31.83%

Corporate Profile

AmerUs Group Co. is an Iowa corporation headquartered in Des Moines, Iowa that markets and underwrites a complete line of life insurance and annuity products to individuals and small businesses. With $21.5 billion in assets, AmerUs sells products in 50 states, the District of Columbia and the Virgin Islands through its operating subsidiaries: AmerUs Life Insurance Company; American Investors
Life Insurance Company, Inc.; Financial Benefit Life Insurance Company;
Indianapolis Life Insurance Company; Bankers Life Insurance Company of New York;
and IL Securities, Inc.

AmerUs Group’s common stock is traded on the New York Stock Exchange
(NYSE) under the trading symbol “AMH”.

Corporate Headquarters

AmerUs Group Co.
699 Walnut Street — 20th Floor
Des Moines, IA 50309
Phone: (515) 362-3600

Common Stock and Dividend Information

			Dividend
2003	High	Low	Declared

First Quarter	$30.70	$22.94	$0.00
Second Quarter	$28.41	$24.44	$0.00
Third Quarter	$35.89	$27.70	$0.00
Fourth Quarter	$38.00	$34.48	$0.40
2002
First Quarter	$39.50	$34.00	$0.00
Second Quarter	$39.90	$34.45	$0.00
Third Quarter	$37.21	$28.21	$0.00
Fourth Quarter	$32.26	$25.87	$0.40

Investor Relations	Transfer Agent and Registrar

Marty Ketelaar	Mellon Investor Service, LLC
Director — Investor Relations	P.O. Box 3315
Phone — (515) 362-3693	South Hackensack, NJ 07606-1915
Fax — (515) 362-3648	(800) 304-9709
e-mail: marty.ketelaar@amerus.com	www.melloninvestor.com

Annual Report and Other Information

Shareholders may receive, without charge, a copy of AmerUs Group Co.’s Annual Report for the year ended December 31, 2002 by contacting the Company at (515) 362-3695 or by visiting our web site at www.amerus.com.

AmerUs Group Co.’s Form 10-K (without exhibits) filed with the Securities and Exchange Commission for the year ended December 31, 2002, Forms 10-Q and press releases are also available at no charge by calling (515) 362-3695 or by visiting the Company’s web site at www.amerus.com.